UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):  July 1, 2004



                          SPIDERBOY INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



                                    MINNESOTA
         (State or other jurisdiction of incorporation or organization)


             000-18292                                      44-0825298
       (Commission File Number)                           (IRS Employer
                                                        Identification No.)


  1117 PERIMETER CENTER WEST, STE. N415                       30338
           ATLANTA, GEORGIA                                 (Zip Code)
     (principal executive offices)


                                 (678) 443-2300
              (Registrant's telephone number, including area code)


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ITEM  5.  OTHER  EVENTS.

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS REGARDING THE COMPANY'S INTENTION, BELIEFS, EXPECTATIONS, OR PREDICTIONS, WHICH CONSTITUTE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS AND STATEMENTS OF EXPECTATIONS, PLANS AND INTENT ARE SUBJECT TO A NUMBER OF RISKS AND UNCERTAINTIES. ACTUAL RESULTS IN THE FUTURE COULD DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS, AS A RESULT, AMONG OTHER THINGS, OF CHANGES IN TECHNOLOGY, CUSTOMER REQUIREMENTS AND NEEDS. WE UNDERTAKE NO OBLIGATION TO RELEASE PUBLICLY THE RESULTS OF ANY REVISIONS TO THESE
FORWARD-LOOKING STATEMENTS THAT MAY BE MADE TO REFLECT ANY FUTURE EVENTS OR CIRCUMSTANCES.

     On July 1, 2004, Spiderboy International, Inc. (the "Registrant") completed the steps necessary to effect the change in the Registrant's name to "Charys Holding Company, Inc." and the change in Registrant's domicile from the State of Minnesota to the State of Delaware effective July 1, 2004. The board of directors and the shareholders of the Registrant approved the changes in name and domicile and further details are contained in the Registrant's proxy statement, as amended, dated June 11, 2004.

     In order to effect a change in the Registrant's domicile and name, the Registrant was merged with and into Charys Holding Company, Inc., a Delaware corporation ("Charys") on July 1, 2004, by filing the Articles of Merger with the Secretaries of State of Minnesota and Delaware. The merger had previously been approved by the holders of a majority of the shares of Charys and the Registrant. Following the merger the separate corporate existence of the Registrant ceased and the officers and directors of the Registrant became the officers and directors of Charys. The shareholders of the Registrant received one share of the common stock of Charys for every 10 shares of the common stock of the Registrant held by the common shareholders of the Registrant (in effect, a one for 10 reverse split). The one share of common stock of Charys, outstanding immediately prior to the merger, was cancelled.

     As a result, following the merger and the changes in name and domicile, the current common shareholders of the Registrant will hold all of the issued and outstanding shares of the common stock of Charys.

     The holders of shares of the Series A Preferred Stock of the Registrant will be entitled to receive one share of the Series A Preferred Stock of Charys for every share of the Series A Preferred Stock of the Registrant held by the preferred shareholders of the Registrant. As a result, following the merger, the current preferred shareholders of the Registrant, with the same 250 to one voting rights as possessed by the holder of the Registrant's Series A Preferred Stock, will hold all of the issued and outstanding shares of the preferred stock of Charys.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     None.


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     (a)     Exhibits.
             --------

     The following exhibits are filed herewith:


EXHIBIT NO.                        IDENTIFICATION OF EXHIBIT
-----------                        -------------------------

    2.1 Articles of Merger filed with the Minnesota Secretary of State on July 1, 2004.

    2.2 Articles of Merger filed with the Delaware Secretary of State on June 30, 2004.

    2.3 Plan and Agreement of Merger between the Registrant and Charys Holding Company, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 15, 2004

                                                 SPIDERBOY INTERNATIONAL, INC.


                                                 By /s/ Billy V. Ray, Jr.
                                                   ----------------------
                                                   Billy V. Ray, Jr., President


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